EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	2Q11	1Q11	4Q10	3Q10	2Q10
Upstream
United States	1,449	1,279	1,317	999	865
Non-U.S.	7,092	7,396	6,163	4,468	4,471
Total	8,541	8,675	7,480	5,467	5,336
Downstream
United States	734	694	226	164	440
Non-U.S.	622	405	924	996	780
Total	1,356	1,099	1,150	1,160	1,220
Chemical
United States	625	669	522	676	685
Non-U.S.	696	847	545	553	683
Total	1,321	1,516	1,067	1,229	1,368

Corporate and financing	(538)	(640)	(447)	(506)	(364)
Net income attributable to ExxonMobil (U.S. GAAP)	10,680	10,650	9,250	7,350	7,560
Earnings per common share (U.S. GAAP)	2.19	2.14	1.86	1.44	1.61
Earnings per common share
- assuming dilution (U.S. GAAP)	2.18	2.14	1.85	1.44	1.60

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	1,449	1,279	1,317	999	865
Non-U.S.	7,092	7,396	6,163	4,468	4,471
Total	8,541	8,675	7,480	5,467	5,336
Downstream
United States	734	694	226	164	440
Non-U.S.	622	405	924	996	780
Total	1,356	1,099	1,150	1,160	1,220
Chemical
United States	625	669	522	676	685
Non-U.S.	696	847	545	553	683
Total	1,321	1,516	1,067	1,229	1,368

Corporate and financing	(538)	(640)	(447)	(506)	(364)
Corporate total	10,680	10,650	9,250	7,350	7,560
EPS excluding Special Items - assuming dilution	2.18	2.14	1.85	1.44	1.60

EXXON MOBIL CORPORATION

2Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	2Q11	1Q11	4Q10	3Q10	2Q10
natural gas liquids, kbd
United States	429	428	455	430	357
Canada/South America	240	262	266	253	267
Europe	273	306	335	294	348
Africa	522	561	618	631	599
Asia	834	792	800	751	692
Australia/Oceania	53	50	52	62	62
Total liquids production	2,351	2,399	2,526	2,421	2,325

Natural gas production available for sale, mcfd
United States	3,842	3,904	3,869	3,726	1,412
Canada/South America	397	468	564	550	594
Europe	2,694	4,783	4,596	2,365	3,268
Africa	8	6	9	15	20
Asia	4,961	5,089	5,350	5,081	4,365
Australia/Oceania	365	275	264	455	366
Total natural gas production available for sale	12,267	14,525	14,652	12,192	10,025

Total worldwide liquids and gas production, koebd	4,396	4,820	4,968	4,453	3,996

Refinery throughput, kbd
United States	1,783	1,771	1,732	1,752	1,807
Canada	397	452	467	453	418
Europe	1,602	1,446	1,501	1,550	1,570
Asia Pacific	1,109	1,223	1,307	1,304	1,143
Other Non-U.S.	302	288	291	305	254
Total refinery throughput	5,193	5,180	5,298	5,364	5,192

Petroleum product sales, kbd
United States	2,488	2,475	2,581	2,555	2,521
Canada	441	447	475	459	435
Europe	1,634	1,533	1,576	1,646	1,612
Asia Pacific	1,140	1,218	1,277	1,278	1,183
Other Non-U.S.	628	594	646	657	553
Total petroleum product sales	6,331	6,267	6,555	6,595	6,304

Gasolines, naphthas	2,498	2,470	2,615	2,728	2,565
Heating oils, kerosene, diesel	1,949	2,034	2,106	1,949	1,887
Aviation fuels	481	464	472	526	455
Heavy fuels	601	555	602	597	581
Specialty products	802	744	760	795	816
Total petroleum product sales	6,331	6,267	6,555	6,595	6,304

Chemical prime product sales, kt
United States	2,303	2,275	2,214	2,628	2,449
Non-U.S.	3,878	4,047	4,135	3,930	4,047
Total chemical prime product sales	6,181	6,322	6,349	6,558	6,496

EXXON MOBIL CORPORATION

2Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	2Q11	1Q11	4Q10	3Q10	2Q10
United States
ExxonMobil
Crude ($/b)	105.27	92.55	80.89	70.69	73.13
Natural Gas ($/kcf)	4.20	3.99	3.70	4.13	4.11

Benchmarks
WTI ($/b)	102.44	93.98	85.06	76.04	77.78
ANS-WC ($/b)	115.41	102.53	85.82	76.37	78.30
Henry Hub ($/mbtu)	4.32	4.11	3.80	4.38	4.09

Non-U.S.
ExxonMobil
Crude ($/b)	112.05	100.75	83.53	73.82	75.24
Natural Gas ($/kcf)	8.31	8.17	7.24	6.26	5.83
European NG ($/kcf)	9.80	9.19	8.23	7.41	6.35

Benchmarks
Brent ($/b)	117.36	104.97	86.48	76.86	78.30

Capital and Exploration Expenditures, $M
Upstream
United States	4,075	2,080	2,453	2,352	772
Non-U.S.	5,361	4,820	6,346	5,280	4,570
Total	9,436	6,900	8,799	7,632	5,342
Downstream
United States	114	117	170	201	264
Non-U.S.	370	333	519	357	320
Total	484	450	689	558	584
Chemical
United States	65	56	83	62	66
Non-U.S.	287	393	435	463	492
Total	352	449	518	525	558
Other	34	22	55	54	35

Total Capital and Exploration Expenditures	10,306	7,821	10,061	8,769	6,519

Exploration Expense Charged to Income, $M
Consolidated - United States	49	63	121	62	45
- Non-U.S.	543	270	427	437	361
Non-consolidated - ExxonMobil share - United States	4	1	1	1	1
- Non-U.S.	2	1	9	1	8
Exploration Expenses Charged to Income Included Above	598	335	558	501	415

Effective Income Tax Rate, %	45%	47%	43%	45%	43%

Common Shares Outstanding (millions)
At quarter end	4,862	4,926	4,979	5,043	5,092
Average - assuming dilution	4,912	4,971	5,031	5,089	4,729

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	10.3	13.2	8.5	12.3	13.3

Total Debt ($G)	16.5	15.9	15.0	18.3	20.4

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	12.9	16.9	13.0	13.1	9.3
Sales of subsidiaries, investments and PP&E	1.5	1.3	1.7	0.8	0.4
Cash flows from operations and asset sales	14.4	18.2	14.7	13.9	9.7

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2011. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.2G in 2Q11, $0.4G in 1Q11 and $0.6G in 4Q10

EXXON MOBIL CORPORATION

2Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	2Q11 vs. 2Q10	2Q11 vs. 1Q11
Upstream
Prior Period	5,336	8,675
Realization	3,630	1,240
Volume/Mix	-480	-1,060
Other	60	-310
Current Period	8,541	8,541
Downstream
Prior Period	1,220	1,099
Margin	60	350
Volume/Mix	150	-50
Other	-70	-40
Current Period	1,356	1,356
Chemical
Prior Period	1,368	1,516
Margin	120	-80
Volume/Mix	-90	-10
Other	-80	-110
Current Period	1,321	1,321

Upstream Volume Factor Analysis, KOEBD
Prior Period	3,996	4,820
Entitlements	-101	-62
Quotas	43	21
Divestments	-42	-8
Net Growth	500	-375
Current Period	4,396	4,396

Sources and Uses of Funds ($G)
2Q11 Beginning Cash / Marketable Securities	13.2
Earnings	10.7
Depreciation	3.9
Working Capital / Other	-1.7
Asset Sales	1.5
Additions to PP&E	-7.8
Shareholder Distributions	-7.3
Additional Financing / Investing	-2.2
2Q11 Ending Cash / Marketable Securities	10.3

Note: earnings exclude special items, if applicable.
Note: beginning and ending balances include restricted cash of $0.4G and $0.2G, respectively.